Exhibit 10.02

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT is entered into as of November [*], 2025 by and among BALLENGEE GROUP, LLC, a Texas limited liability company (the “Borrower”), each of the subsidiaries and related entities of Borrower from time to time party hereto (the “Subsidiaries”), and TEXAS SECURITY BANK (together with its successors and assigns, the “Lender”) on behalf of itself and its Affiliates (“Secured Party”).

RECITAL

Borrower and Lender are entering into a Loan Agreement dated of even date herewith (as it may be amended, restated or modified from time to time, the “Loan Agreement”). Borrower is entering into this Pledge and Security Agreement (as it may be amended, restated or modified from time to time, this “Security Agreement”) in order to, among other things, induce Lender to enter into and extend credit to Borrower under the Loan Agreement.

AGREEMENT

ACCORDINGLY, Debtor and Secured Party hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1 Terms Defined in Loan Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

1.2 Terms Defined in Texas Uniform Commercial Code. Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC as in effect on the date hereof.

1.3 Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:

“Accounts” mean any “account,” as such term is defined in Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) all rights of Debtor to payment for goods sold or leased or services rendered or the license of Intellectual Property, whether or not earned by performance, (b) all accounts receivable of Debtor, (c) all rights of Debtor to receive any payment of money or other form of consideration, (d) all security pledged, assigned, or granted to or held by Debtor to secure any of the foregoing, (e) all guaranties of, or indemnifications with respect to, any of the foregoing, (f) all Chattel Paper, (g) all Instruments, and (h) all rights of Debtor as unpaid sellers of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to, or on account of an Account.

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

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“Books and Records” means any and all presently existing and hereafter acquired or created books and records of Debtor respecting Debtor’s business, including, without limitation all records (including maintenance and warranty records), ledgers, computer programs, software, disc or tape files, printouts, runs, and other computer prepared information indicating, summarizing, or evidencing the Collateral or that is otherwise used to access and process the Collateral.

“Chattel Paper” means any “chattel paper”, as such term is defined in Chapter 9 of the UCC, now owned or hereafter acquired by Debtor and, in any event, shall include, without limitation, all Electronic Chattel Paper, Tangible Chattel Paper and all records that evidence both a monetary obligation and a security interest in specific goods, a security interest in specific goods and software used in the goods, or a lease of specific goods, now owned or hereafter acquired by Debtor.

“Collateral” means all Accounts, Books and Records, Chattel Paper, Commercial Tort Claims, Deposit Accounts (including all funds, certificates, checks, drafts, wire transfers, receipts and other earnings, profits, or other proceeds from time to time representing, evidencing, deposited into or held in Deposit Accounts), Documents, Equipment, Financial Assets, Fixtures, General Intangibles, Instruments, Intellectual Property, Inventory, Investment Property, Letter of Credit Rights, Marks, Pledged Equity, Stock Rights, and all other personal property, wherever located, in which Debtor now has or hereafter acquires any right or interest, and the Proceeds, insurance proceeds and products thereof, and any accessories thereto, substitutions therefor and replacements thereof, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto. With respect to Intellectual Property, Collateral further includes all applications and registrations related thereto and any reissues, renewals, continuations, continuations-in-part, divisions, substitutions or extensions thereof, all goodwill associated with and symbolized by any of the foregoing, all income, royalties, profits, damages, awards, and payments relating to or payable under any of the foregoing, the right to sue for past, present, and future infringements, dilution or breach of any of the foregoing, and all other rights and benefits relating to any of the foregoing throughout the world; in each case, whether now owned or hereafter acquired or whether now known or subsequently developed, by or for Debtor.

“Commercial Tort Claims” means any “commercial tort claim”, as such term is defined in Chapter 9 of the UCC, now owned or hereafter acquired by Debtor and in any event, shall include, without limitation, any claim now owned or hereafter acquired by Debtor, arising in tort with respect to which: (a) the claimant is an organization; or (b) the claimant is an individual and the claim (i) arose in the course of the claimant’s business or profession and (ii) does not include damages arising out of personal injury to or the death of an individual.

“Control” shall have the meaning set forth in Section 9.104, 9.105, 9.106 or 9.107 of the UCC, as applicable.

“Debtor” means, collectively, the Borrower, the Subsidiaries, and their respective successors and assigns.

“Deposit Accounts” means any “deposit account”, as such term is defined in Chapter 9 of the UCC, now owned or hereafter acquired by Debtor and in any event, shall include, without limitation, any and all deposit accounts or other bank accounts now owned or hereafter acquired or opened by Debtor, and any account which is a replacement or substitute for any of such accounts, including, without limitation, those deposit accounts identified on Exhibit A.

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“Documents” means any “document”, as such term is defined in Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, including without limitation all bills of lading, dock warrants, dock receipts, warehouse receipts and orders for the delivery of goods, and also any other document which in the regular course of business or financing is treated as adequately evidencing that the person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

“Electronic Chattel Paper” means any “electronic chattel paper”, as such term is defined in Chapter 9 of the UCC, now owned or hereafter acquired by Debtor.

“Equipment” means any “equipment”, as such term is defined in Chapter 9 of the UCC, now owned or hereafter acquired by Debtor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, Fixtures and vehicles now owned or hereafter acquired by Debtor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

“Financial Assets” means any “financial asset”, as such term is defined in Chapter 8 of the UCC, now owned or hereafter acquired by Debtor.

“Fixtures” means all goods, now owned or hereafter acquired by Debtor, which become so related to particular real estate that an interest in such goods arises under any real estate law applicable thereto, including, without limitation, all trade fixtures.

“General Intangibles” means any “general intangibles”, as such term is defined in Chapter 9 of the UCC, now owned or hereafter acquired by Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) all of Debtor’s trade secrets, Intellectual Property, registrations, renewal rights, goodwill franchises, licenses, permits, proprietary information, customer lists, designs, and inventions, (b) all of Debtor’s books, records, data, plans, manuals, computer software, and computer programs, (c) all of Debtor’s contract rights, partnership interests, joint venture interests, securities, deposit accounts, investment accounts, certificates of deposit, and investment property, (d) all rights of Debtor to payment under letters of credit and similar agreements, (e) all tax refunds and tax refund claims of Debtor, (f) all choses in action and causes of action of Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of Debtor, (g) all rights and claims of Debtor under warranties and indemnities, and (h) all rights of Debtor under any insurance, surety, or similar contract or arrangement. General Intangibles include payment intangibles.

“Instrument” means any “instrument”, as such term is defined in Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, other than stock and other securities, and in any event, shall include, without limitation, all promissory notes, drafts, bills of exchange and trade acceptances of Debtor, whether now owned or hereafter acquired.

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“Intellectual Property” means all domestic and foreign (a) internet domains and URLs; (b) trademarks, trademark registrations, trademark applications, service marks, service mark registrations, service mark applications, business marks, brand names, trade names, trade dress, names, logos and slogans; (c) patents, patent rights, provisional patent applications, patent applications, designs, registered designs, registered design applications, industrial designs, industrial design applications, industrial design registrations and inventors’ certificates, including any and all divisions, continuations, continuations-in-part, extensions, substitutions, renewals, registrations, revalidations, re-examinations, reissues or additions, including supplementary certificates of protection, of or to any of the foregoing items; (d) copyrights (whether or not registered and including all derivative works, moral rights, renewals, extensions, reversions and restorations associated with such copyrights, now or hereafter provided by applicable law), copyright registrations, copyright applications, copyright renewals, original works of authorship fixed in any tangible medium of expression or fixation, including literary works (including all forms and types of computer software, including all source code, object code, firmware, development tools, files, records and data, and all documentation related to any of the foregoing), musical, dramatic, pictorial, graphic and sculptured works; (e) trade secrets, technology, discoveries and improvements, know-how, proprietary rights, formulae, confidential and proprietary information, research and development information, technical or other data or information, techniques, customer and vendor lists, unpatented inventions, designs, drawings, procedures, processes, models, materials, methods, developments, formulations, manuals and systems, whether or not patentable or copyrightable and whether or not such has actual or potential commercial value and are not available in the public domain; and (f) all other intellectual property or proprietary rights, in each case whether or not subject to statutory registration or protection and whether now owned or hereafter acquired by Debtor.

“Inventory” means any “inventory”, as such term is defined in Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) all goods and other personal property of Debtor that are held for sale or lease or to be furnished under any contract of service, (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials of Debtor, (c) all wrapping, packaging, advertising, and shipping materials of Debtor, (d) all goods that have been returned to, repossessed by, or stopped in transit by Debtor, and (e) all Documents evidencing any of the foregoing.

“Investment Property” means any “investment property”, as such term is defined in Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) any security, whether certificated or uncertificated; (b) any security entitlement; (c) any securities account (including, without limitation, those described on Exhibit C); (d) any commodity contract; and (e) any commodity account (including, without limitation, those identified on Exhibit C).

“Letter-of-Credit Right” means any “letter-of-credit right”, as such term is defined in Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and in any event, shall include, without limitation, any right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance (but shall not include any right of a beneficiary to demand payment or performance under a letter of credit), now owned or hereafter acquired by Debtor.

“Marks” means all registered and unregistered trademarks, service marks, domain names and trade names now or hereafter used by Debtor.

“Obligations” has the meaning assigned that term in the Loan Agreement.

“Pledged Equity” means, with respect to Debtor, 100% of the issued and outstanding Equity Interests in each Subsidiary, in each case, together with the certificates (or other agreements or instruments), if any, representing such Equity Interests, and all options and other rights, contractual or otherwise, with respect thereto, including, but not limited to, the following: (a) all Equity Interests representing a non-cash dividend thereon, or representing a distribution or return of capital upon or in respect thereof, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder thereof, or otherwise in respect thereof; and (b) in the event of any consolidation or merger involving the issuer thereof and in which such issuer is not the surviving Person, all shares of each class of the Equity Interests of the successor Person formed by or resulting from such consolidation or merger, to the extent that such successor Person is a direct Subsidiary of Debtor.

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“Proceeds” means any “proceeds,” as such term is defined in Chapter 9 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments, or Commercial Tort Claims, and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

“Section” means a numbered Section of this Security Agreement, unless another document is specifically referenced.

“Secured Obligations” means the Obligations, whether or not (a) such Obligations arise or accrue before or after the filing by or against any Debtor of a petition under the Bankruptcy Code, or any similar filing by or against any Debtor under the laws of any jurisdiction, or any bankruptcy, insolvency, receivership or other similar proceeding, (b) such Obligations are allowable under Section 502(b)(2) of the Bankruptcy Code or under any other insolvency proceedings, (c) the right of payment in respect of such Obligations is reduced to judgment, or (d) such Obligations are liquidated, unliquidated, similar, dissimilar, related, unrelated, direct, indirect, fixed, contingent, primary, secondary, joint, several, or joint and several, matured, disputed, undisputed, legal, equitable, secured, or unsecured.

“Security” means any “security,” as such term is defined in Chapter 8 of the UCC, now owned or hereafter acquired by Debtor.

“Stock Rights” means any securities, dividends or other distributions and any other right or property which Debtor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral and any securities, any right to receive securities and any right to receive earnings, in which Debtor now has or hereafter acquires any right, issued by an issuer of such securities.

“Tangible Chattel Paper” means any “tangible chattel paper”, as such term is defined in Chapter 9 of the UCC, now owned or hereafter acquired by Debtor.

“UCC” means the Uniform Commercial Code as in effect in the State of Texas, as the same has been or may be amended or revised from time to time, or, if so required with respect to any particular Collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

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ARTICLE II
GRANT OF SECURITY INTEREST

2.1 Security Interest. Debtor hereby pledges, assigns and grants to Secured Party (including their Affiliates), a security interest in all of Debtor’s right, title and interest in and to the Collateral to secure the prompt and complete payment and performance of the Secured Obligations. If the security interest granted hereby in any rights of Debtor under any contract included in the Collateral is expressly prohibited by such contract, then the security interest hereby granted therein nonetheless remains effective to the extent allowed by Article or Chapter 9 of the UCC or other applicable law but is otherwise limited by that prohibition. Secured Party acknowledges that the attachment of its security interest in any Commercial Tort Claim as Collateral is subject to Debtor’s compliance with Section 5.14.

2.2 Debtor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its respective duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

2.3 Authorization to File Financing Statements. Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any UCC jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article or Chapter 9 of the UCC, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by subchapter E of Chapter 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Debtor is an organization, the type of organization and any organization identification number issued to Debtor and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in the United States Patent and Trademark Office, the United States Copyright Office or any other Governmental Authority this Security Agreement or a document of similar import signed by Debtor (including without limitation a short form of security agreement satisfactory to Secured Party and Debtor) or a true and correct copy thereof. Debtor agrees to furnish any such information to Secured Party promptly upon request.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Debtor represents and warrants to Secured Party that:

3.1 Title, Authorization, Validity and Enforceability. Debtor has good and record and marketable title to the Collateral and none of the Collateral is subject to any Lien, except for Liens permitted under Section 5.1.7, and has full power and authority to grant to Secured Party the security interest in such Collateral pursuant hereto. The execution and delivery by Debtor of this Security Agreement has been duly authorized by proper corporate, limited liability, or partnership proceedings, as applicable, and this Security Agreement constitutes a legal, valid and binding obligation of Debtor and creates a security interest which is enforceable against Debtor in all now owned and hereafter acquired Collateral. When financing statements have been filed in the appropriate offices against Debtor in the locations listed on Exhibit D, Secured Party will have a fully perfected first priority security interest in that Collateral in which a security interest may be perfected by filing, subject only to Liens permitted under Section 5.1.7.

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3.2 Conflicting Laws and Contracts. Neither the execution and delivery by Debtor of this Security Agreement, the creation and perfection of the security interest in the Collateral granted hereunder, nor compliance with the terms and provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Debtor or Debtor’s Constituent Documents, the provisions of any indenture, instrument or agreement to which Debtor is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien pursuant to the terms of any such indenture, instrument or agreement (other than any Lien of Secured Party).

3.3 Principal Location. Debtor’s mailing address, and the location of its chief executive office and of the books and records relating to the Receivables, are disclosed in Exhibit E; Debtor has no other places of business except those set forth in Exhibit E.

3.4 Property Locations. The Inventory, Equipment and Fixtures are located solely at the locations described in Exhibit E. All of said locations are owned by Debtor except for locations (a) which are leased by Debtor as lessee and designated in Exhibit E and (b) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Exhibit E, with respect to which Inventory, Debtor has delivered bailment agreements, warehouse receipts, financing statements or other documents satisfactory to the Secured Party to protect Secured Party’s security interest in such Inventory.

3.5 Deposit, Commodity, and Securities Account. Exhibit A correctly identifies all deposit, commodity, and securities accounts owned by Debtor and the institutions holding such accounts. No Person other than Debtor has control over any Investment Property.

3.6 Litigation. There is no litigation, investigation or governmental proceeding threatened against Debtor or any of its Property which could reasonably be expected to have a Material Adverse Event.

3.7 No Other Names. Debtor has not conducted business under any name except the name in which it has executed this Security Agreement.

3.8 No Event of Default. No Event of Default exists.

3.9 Accounts and Chattel Paper. The names of the obligors, amounts owing, due dates and other information with respect to the Accounts and Chattel Paper are and will be correctly stated in all records of Debtor relating thereto and in all invoices and reports with respect thereto furnished to Secured Party by Debtor from time to time. As of the time when each Account or each item of Chattel Paper arises, Debtor shall be deemed to have represented and warranted that such Account or Chattel Paper, as the case may be, and all records relating thereto, are genuine and in all respects what they purport to be.

3.10 No Financing Statements. No financing statement describing all or any portion of the Collateral which has not lapsed or been terminated naming Debtor as debtor has been filed in any jurisdiction except (i) financing statements naming Secured Party as the secured party, and (ii) as permitted by Section 5.1.7.

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3.11 Federal Employer Identification Number. Debtor’s Federal employer identification number is listed on Exhibit F.

3.12 Pledged Equity and Other Investment Property. Exhibit C sets forth a complete and accurate list of the Instruments, Securities and other Investment Property owned by Debtor. Debtor is the direct and beneficial owner of each Instrument, Security and other type of Investment Property listed on Exhibit C as being owned by it, free and clear of any Liens, except for the security interest granted to Secured Party hereunder. Debtor further represents and warrants that (a) all such Instruments, Securities or other types of Investment Property which are shares of stock in a corporation or ownership interests in a partnership or limited liability company have been (to the extent such concepts are relevant with respect to such Instrument, Security or other type of Investment Property) duly and validly issued, are fully paid and non-assessable and (b) with respect to any certificates delivered to Secured Party representing an ownership interest in a partnership or limited liability company, either such certificates are Securities as defined in Chapter 8 of the UCC of the applicable jurisdiction as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, Debtor has so informed Secured Party so that Secured Party may take steps to perfect its security interest therein as a General Intangible. With respect to ownership interests in its Subsidiaries, Debtor represents and warrants that the Pledged Equity constitutes 100% of the issued and outstanding capital stock (as other equity interests) in all its Subsidiaries.

ARTICLE IV
CONCERNING INTELLECTUAL PROPERTY

4.1 Registrations. Exhibit B sets forth a complete and accurate list of the Intellectual Property owned by Debtor registered with, or subject to an application for registration with, the United States Patent and Trademark Office, United States Copyright Office, or any state trademark offices or other foreign offices or agencies, as applicable. Debtor is the direct and beneficial owner of the Intellectual Property listed on Exhibit B as being owned by it, free and clear of any Liens, except for the Liens permitted under Section 5.1.7.

4.2 Intellectual Property. To the knowledge and belief of Debtor, all Marks listed on Exhibit B for Debtor and all licenses held by such Debtor related to such Marks constitute all such rights that are required or reasonably necessary for the conduct of the business of Debtor as currently conducted. All such Marks (and all applications and registrations therefor) are currently in compliance in all material respects with all legal requirements (including, without limitation, timely filings, proofs and payments of all fees), and are valid and enforceable, and are not subject to any filings, fees or other actions falling due within ninety (90) days after the date hereof. Debtor owns or otherwise possesses adequate licenses or other valid rights to use, sell and license, free and clear of any and all adverse claims (including by current and former employees and contractors), liens, restrictions or other obligation to pay royalties, honoraria or other fees, any and all Intellectual Property (including without limitation the Marks) used in the conduct of the business of Debtor as currently conducted or proposed to be conducted. No Marks have been within the preceding three (3) years or are now the subject of any claims or litigation and, to the knowledge of Debtor, no claims or litigation have been alleged or threatened. Debtor has taken all reasonable steps to maintain, police and protect the Marks owned or used in the operation of Debtor’s business. The conduct of Debtor’s business as currently conducted or planned to be conducted does not infringe or otherwise impair or conflict with any Intellectual Property or other proprietary or personal rights of any third party, and, to the knowledge of Debtor, the Intellectual Property owned or licensed by Debtor is not being infringed by any third party. There is no litigation or order pending or outstanding, or to the knowledge of Debtor, threatened, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Marks or any Intellectual Property of Debtor. The consummation of the transactions contemplated hereby will not result in the alteration, loss or impairment of the validity, enforceability or Debtor’s right to own or use any of the Intellectual Property used in the conduct of the business of Debtor as currently conducted or proposed to be conducted. Debtor has made available to Secured Party a list of all software (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $5,000) that is owned or used by Debtor, and identified which software is owned, otherwise used and/or licensed or otherwise distributed by Debtor to any third party, as the case may be.

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ARTICLE V
COVENANTS

From the date of this Security Agreement, and thereafter until this Security Agreement is terminated, Debtor agrees that:

5.1 General.

5.1.1 Inspection. From time to time, Debtor will permit Secured Party, by its representatives and agents, at the expense of Debtor, (a) to inspect the Collateral, (b) to examine and make copies of the records of Debtor relating to the Collateral and (c) to discuss the Collateral and the related records of Debtor with, and to be advised as to the same by, Debtor’s officers and employees (and, in the case of any Receivable, with any person or entity which is or may be obligated thereon) all at such reasonable times and intervals as Secured Party may determine, and all at Debtor’s expense.

5.1.2 Taxes. Debtor will pay when due all taxes, assessments and governmental charges and levies upon the Collateral.

5.1.3 Exhibits. Debtor shall immediately update any Exhibits if any information therein shall become inaccurate or incomplete. The failure of property descriptions to be accurate or complete on any Exhibits shall not impair Secured Party’s security interest in such property.

5.1.4 Records and Reports; Notification of Event of Default. Debtor will maintain complete and accurate books and records with respect to the Collateral, and furnish to Secured Party such reports relating to the Collateral as Secured Party shall from time to time request. Debtor will give prompt notice in writing to Secured Party of the occurrence of any Event of Default and of any other development, financial or otherwise, which might materially and adversely affect the Collateral. Debtor shall mark its books and records to reflect the security interest of Secured Party under this Security Agreement.

5.1.5 Actions; Defense of Title. Debtor will execute and deliver to Secured Party all statements, amendments and other agreements and documents and take such other actions as may from time to time be requested by Secured Party in order to maintain a first perfected security interest in and, in the case of Investment Property, Deposit Accounts, Letter-of-Credit-Rights, and Electronic Chattel Paper, Control of, the Collateral. Debtor will take any and all actions necessary to defend title to the Collateral against all Persons and to defend the security interest of Secured Party in the Collateral and the priority thereof against any Lien not expressly permitted hereunder.

5.1.6 Disposition of Collateral. Debtor will not sell, lease, license or otherwise dispose of the Collateral except (a) prior to the occurrence of an Event of Default, dispositions specifically permitted pursuant to the Loan Agreement, and (b) until such time following the occurrence of an Event of Default, as Debtor receives a notice from Secured Party instructing Debtor to cease such transactions, Debtor may make sales or leases of Inventory in the ordinary course of business.

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5.1.7 Liens. Debtor will not create, incur, or suffer to exist any Lien on the Collateral except (a) the security interest created by this Security Agreement, and (b) other Liens permitted pursuant to the Loan Agreement.

5.1.8 Change in Location, Jurisdiction of Organization or Name. Debtor will not (a) have any Inventory, Equipment or Fixtures or Proceeds or products thereof (other than Inventory and proceeds thereof disposed of as permitted by Section 5.1.6) at a location other than a location specified in Exhibit E, (b) maintain records relating to the Receivables at a location other than at the location specified on Exhibit E, (c) maintain a place of business at a location other than a location specified on Exhibit E, (d) change its name or taxpayer identification number, (e) change its mailing address, or (f) change its jurisdiction of organization.

5.1.9 Other Financing Statements. Debtor will not file or authorize the filing on its behalf of any financing statement naming it as debtor covering all or any portion of the Collateral, except in favor of Secured Party.

5.2 Receivables.

5.2.1 Certain Agreements on Receivables. Debtor will not make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except that, prior to the occurrence of an Event of Default, Debtor may reduce the amount of Accounts arising from the sale of Inventory in accordance with its present policies and in the ordinary course of business.

5.2.2 Collection of Receivables. Except as otherwise provided in this Security Agreement, Debtor will collect and enforce, at Debtor’s sole expense, all amounts due or hereafter due to Debtor under the Receivables.

5.2.3 Delivery of Invoices. Debtor will deliver to Secured Party immediately upon its request after the occurrence of an Event of Default duplicate invoices with respect to each Account bearing such language of assignment as Secured Party shall specify.

5.2.4 Disclosure of Counterclaims on Receivables. If (a) any discount, credit or agreement to make a rebate or to otherwise reduce the amount owing on a Receivable exists or (b) if, to the knowledge of Debtor, any dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to a Receivable, Debtor will disclose such fact to Secured Party in writing in connection with the inspection by Secured Party of any record of Debtor relating to such Receivable and in connection with any invoice or report furnished by Debtor to Secured Party relating to such Receivable.

5.3 Inventory and Equipment.

5.3.1 Maintenance of Goods. Debtor will do all things necessary to maintain, preserve, protect and keep the Inventory and the Equipment in good repair and working and saleable condition.

5.3.2 Insurance. Debtor will maintain insurance in accordance with Section 4.5 of the Loan Agreement.

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5.3.3 Inventory Warranties. Debtor warrants and represents that (a) Secured Party may rely, without independent investigation, on all statements or representations made by Debtor on or with respect to any Inventory.

5.3.4 Safekeeping of Inventory; Inventory Covenants. Secured Party shall not be responsible for (a) the safekeeping of the Inventory; (b) any loss or damage thereto or destruction thereof occurring or arising in any manner or fashion from any cause; (c) any diminution in the value of Inventory or (d) any act or default of any carrier, warehouseman, bailee or forwarding agency or any other Person in any way dealing with or handling the Inventory. All risk of loss, damage, distribution or diminution in value of the Inventory shall be borne by Debtor.

5.3.5 Records and Schedules of Inventory. Debtor shall keep correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, Debtor’s cost therefor and selling price thereof, and the withdrawals therefrom and additions thereto and Inventory then on consignment, and shall, at the request of Secured Party, furnish to Secured Party, daily copies of the working papers related thereto. A physical count of the Inventory shall be conducted no less often than annually and a report based on such count of Inventory shall promptly thereafter be provided to Secured Party together with such supporting information including, without limitation invoices relating to Debtor’s purchase of goods listed in said report, as Secured Party shall, in its sole and absolute discretion, request.

5.3.6 Returned and Repossessed Inventory. If at any time prior to the occurrence of an Event of Default, any Account Debtor returns any Inventory to Debtor with a value in excess of $10,000.00, Debtor shall promptly determine the reason for such return and, if Debtor accepts such return, issue a credit memorandum (with a copy to be sent to Secured Party if Secured Party has so requested) in the appropriate amount to such Account Debtor. After the occurrence of an Event of Default, Debtor shall hold all returned Inventory in trust for Secured Party, shall segregate all returned Inventory from all other property of Debtor or in its possession and shall conspicuously label said returned Inventory as the property of Secured Party. Debtor shall, in all cases, immediately notify Secured Party of the return of any Inventory with a value in excess of $10,000.00 specifying the reason for such return and the location and condition of the returned Inventory.

5.4 Instruments, Securities, Chattel Paper, and Documents. Debtor will (a) deliver to Secured Party immediately upon execution of this Security Agreement the originals of all Chattel Paper, Securities and Instruments (if any then exist), (b) hold in trust for Secured Party upon receipt and immediately thereafter deliver to Secured Party any Chattel Paper, Securities and Instruments constituting Collateral, and (c) upon Secured Party’s request, deliver to Secured Party (and thereafter hold in trust for Secured Party upon receipt and immediately deliver to Secured Party) any Document evidencing or constituting Collateral.

5.5 Uncertificated Securities and Certain Other Investment Property. Debtor will permit Secured Party from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Investment Property not represented by certificates which are Collateral to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Investment Property not represented by certificates and all rollovers and replacements therefor to reflect the Lien of Secured Party granted pursuant to this Security Agreement. Debtor will take any actions necessary to cause (a) the issuers of uncertificated securities which are Collateral and which are Securities and (b) any financial intermediary which is the holder of any Investment Property, to cause Secured Party to have and retain Control over such Securities or other Investment Property. Without limiting the foregoing, Debtor will, with respect to Investment Property held with a financial intermediary, cause such financial intermediary to enter into a control agreement with Secured Party in form and substance satisfactory to Secured Party.

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5.6 Stock and Other Ownership Interests.

5.6.1 Changes in Capital Structure of Issuers. Debtor will not (a) permit or suffer any issuer of privately held corporate securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral to dissolve, liquidate, retire any of its capital stock or other Instruments or Securities evidencing ownership, reduce its capital or merge or consolidate with any other entity, or (b) vote any of the Instruments, Securities or other Investment Property in favor of any of the foregoing.

5.6.2 Issuance of Additional Equity. Debtor will not permit or suffer the issuer of privately held corporate securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral to issue any such securities or other ownership interests, any right to receive the same or any right to receive earnings, except to Debtor.

5.6.3 Registration of Pledged Equity and other Investment Property. Debtor will permit any registerable Collateral to be registered in the name of Secured Party or its nominee at any time.

5.6.4 Exercise of Rights in Pledged Equity and other Investment Property. Debtor will permit Secured Party or its nominee at any time after the occurrence of an Event of Default, without notice, to exercise all voting and corporate rights relating to the Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any corporate securities or other ownership interests or Investment Property in or of a corporation, partnership, joint venture or limited liability company constituting Collateral and the Stock Rights as if it were the absolute owner thereof.

5.6.5 Issuance of Securities. Debtor shall not permit any limited partnership interests or ownership interests in a limited liability company which are included within the Collateral to at any time constitute a Security or consent to the issuer of any such interests taking any action to have such interests treated as a Security unless (a) all certificates or other documents constituting such Security have been delivered to Secured Party and such Security is properly defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise, or (b) Secured Party has entered into a control agreement with the issuer of such Security or with a securities intermediary relating to such Security and such Security is defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise.

5.7 Accounts.

5.7.1 Account Warranties. Debtor warrants and represents that (a) Secured Party may rely without independent investigation on all statements or representations made by Debtor with respect to Accounts.

5.7.2 Verification of Accounts. Secured Party shall have the right, at any time or times hereafter, in its name or in the name of a nominee of Secured Party, to verify the validity, amount or any other matter relating to any Accounts, by mail, telephone, telegraph or otherwise.

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5.7.3 Disputed Accounts; Limitation on Modification of Accounts. Upon the occurrence and during the continuation of an Event of Default, Debtor will not, without Secured Party’s prior written consent, grant any extension of the time for payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than trade discounts granted in the ordinary course of business of Debtor.

5.7.4 Appointment of the Agent as Attorney-in-Fact. Debtor hereby irrevocably designates, makes, constitutes and appoints Secured Party (and all persons designated by Secured Party), exercisable after the occurrence and during the continuation of an Event of Default, as its true and lawful attorney-in-fact, and authorizes Secured Party, in Debtor’s or Secured Party’s name, to: (a) demand payment of Accounts; (b) enforce payment of Accounts by legal proceedings or otherwise; (c) exercise all of Debtor’s rights and remedies with respect to proceedings brought to collect an Account; (d) sell or assign any Account upon such terms, for such amount and at such time or times as Secured Party deems advisable; (e) settle, adjust, compromise, extend or renew an Account; (f) discharge and release any Account; (g) take control in any manner of any item of payment or proceeds thereof; (h) prepare, file and sign Debtor’s name on any proof of claim in bankruptcy or other similar document against an Account Debtor; (i) endorse Debtor’s name upon any items of payment or proceeds thereof and deposit the same in Secured Party’s account on account of the Secured Obligations; (j) endorse Debtor’s name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Account or any goods pertaining thereto; (k) sign Debtor’s name on any verification of Accounts and notices thereof to Account Debtor; (l) notify the post office authorities to change the address for delivery of Debtor’s mail to an address designated by Secured Party, have access to any lock box or postal box into which any of Debtor’s mail is deposited, and open and dispose of all mail addressed Debtor, and (m) do all acts and things which are necessary, in Secured Party’s sole discretion, to fulfill Debtor’s obligations under this Security Agreement.

5.7.5 Notice to Account Debtor. Secured Party may, in its sole discretion, at any time or times after an Event of Default has occurred and is continuing, and without prior notice to Debtor, notify any or all Account Debtors that the Accounts have been assigned to Secured Party and that Secured Party has a security interest therein. Secured Party may direct any or all Account Debtors to make all payments upon the Accounts directly to Secured Party. Secured Party shall furnish Debtor with a copy of such notice.

5.8 Deposit Accounts. Debtor will (a) notify each bank or other financial institution in which it maintains a Deposit Account or other deposit (general or special, time or demand, provisional or final) of the security interest granted to Secured Party hereunder and cause each such bank or other financial institution to acknowledge such notification in writing and (b) deliver to each such bank or other financial institution a letter, in form and substance acceptable to Secured Party, transferring dominion and control over each such account to Secured Party.

5.9 Federal, State or Municipal Claims. Debtor will notify Secured Party of any Collateral which constitutes a claim against a Governmental Authority, the assignment of which claim is restricted by federal, state or municipal law.

5.10 Warehouse Receipts Non-Negotiable. Debtor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be “negotiable” (as such term is used in Section 7-104 of the UCC).

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5.11 Mortgagee’s and Landlord Waivers. Debtor shall cause each mortgagee of real property owned by Debtor (upon request by Secured Party) and each landlord of real property leased by Debtor to execute and deliver instruments satisfactory in form and substance to Secured Party by which such mortgagee or landlord waives its rights, if any, in the Collateral.

5.12 Compliance with Agreements. Debtor shall comply in all material respects with all mortgages, deeds of trust, instruments, and other agreements binding on it or affecting its properties or business.

5.13 Compliance with Laws. Debtor shall comply in all material respects with all applicable Laws.

5.14 Commercial Tort Claims. If Debtor at any time holds or acquires a Commercial Tort Claim, Debtor shall immediately notify Secured Party in writing of the details thereof and grant to Secured Party in writing a security interest therein or lien thereon and in the Proceeds thereof, in form and substance satisfactory to Secured Party.

5.15 Letters-of-Credit Rights. If Debtor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of Debtor, Debtor shall promptly notify Secured Party thereof in writing and, at Secured Party’s request, Debtor shall, pursuant to an agreement in form and substance satisfactory to Secured Party, either (a) arrange for the issuer or any confirmer of such letter of credit to consent to an assignment to Secured Party of the proceeds of any drawing under the letter of credit or (b) arrange for Secured Party to become the transferee beneficiary of the letter of credit, with Secured Party agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be applied as provided in the Loan Agreement.

5.16 Further Assurances. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Debtor, Debtor shall promptly execute and deliver all such further instruments and documents and take such further action as Secured Party may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Security Agreement, including, without limitation, (a) the filing of such financing statements as Secured Party may require and (b) the deposit of all certificates of title issuable with respect to any of the Collateral and noting thereon the security interest hereunder. A carbon, photographic, or other reproduction of this Security Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Debtor shall promptly endorse and deliver to Secured Party all documents, instruments, and chattel paper that it now owns or may hereafter acquire.

5.17 Intellectual Property. Debtor will give prompt notice in writing to Secured Party of the occurrence of any development, financial or otherwise, which might materially and adversely affect the Intellectual Property, including, without limitation, of any (a) Lien (other than the Liens permitted under Section 5.1.7) asserted against the Collateral, (b) any infringement, misappropriation, or dilution by a third party of any Intellectual Property, or (c) any abandonment or dedication, or adverse determination or development regarding Debtor’s ownership of any rights therein. If Debtor obtains any new registered Intellectual Property, or rights thereto or therein, or becomes entitled to the benefit of any Intellectual Property, which are subject to or arise from this Security Agreement, Debtor shall give Secured Party written notice thereof within twenty (20) days of the end of the calendar month in which Debtor obtains such property or rights, and shall execute and deliver, in form and substance satisfactory to Secured Party, an amendment to this Security Agreement (or any Exhibit hereto) or a security agreement, the terms of which are substantially similar to this Security Agreement, as requested by Secured Party, describing any such new registered Intellectual Property or license granted. Debtor shall: (a) prosecute diligently any patent, copyright or trademark application at any time pending, which is necessary for the conduct of its business; (b) make application on all new patents, copyrights and trademarks as it may reasonably deem appropriate; (c) preserve and maintain all rights in all Intellectual Property that are necessary for the conduct of Debtor’s business; and (d) use its best efforts to obtain any consents, waivers, or agreements necessary to enable Secured Party to exercise its remedies with respect to the Collateral. Debtor shall not abandon any pending patent, copyright or trademark application, or patent, copyright or trademark, or any other Intellectual Property that are necessary for the conduct of its business without the prior written consent of Secured Party. Debtor shall not, without Secured Party’s consent, amend or otherwise modify any pending application or registration contained in or covering the Collateral, to the extent such amendment or modification would impair the Liens of Secured Party in the Collateral.

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ARTICLE VI
DEFAULT

6.1 Acceleration and Remedies. Upon the occurrence of an Event of Default under the Loan Agreement or any other Loan Document, Secured Party may exercise any or all of the following rights and remedies:

(a) Exercise any or all of those rights and remedies provided in this Security Agreement, the Loan Agreement, or any other Loan Document, provided that this paragraph shall not be understood to limit any rights or remedies available to Secured Party prior to an Event of Default.

(b) Exercise any or all of those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement.

(c) Without notice except as specifically provided in Section 6.2 or elsewhere herein, sell, lease, license, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable.

(d) Require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Secured Party, assemble and make available to Secured Party the Collateral and all records relating thereto at any place or places specified by Secured Party.

(e) Prior to the disposition of any Collateral, (i) to the extent permitted by applicable law, enter, with or without process of law and without breach of peace, any premises where any of the Collateral is or may be located, and without charge or liability to Secured Party, seize and remove such Collateral from such premises, (ii) have access to and use Debtor’s books, records and information relating to the Collateral, and (iii) store or transfer any of the Collateral, without charge in or by means of any storage or transportation facility owned or leased by Debtor, process, repair or recondition any of the Collateral or otherwise prepare it for disposition in any manner and to the extent Secured Party deems appropriate and, in connection with such preparation and disposition, use without charge any copyright, trademark, trade name, patent or technical process used by Debtor.

(f) Reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure.

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(g) Dispose of, at its office, on the premises of Debtor or elsewhere, all or any part of the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Party’s power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until all of the Secured Obligations have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any of the Collateral.

(h) Buy the Collateral, or any part thereof, at any public sale.

(i) Buy the Collateral, or any part thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations.

(j) Apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Debtor hereby consents to any such appointment.

(k) Grant or issue any exclusive or non-exclusive license under or with respect to any of Debtor’s Intellectual Property (subject to the rights of third parties under pre-existing licenses) included in the Collateral.

(l) Endorse Debtor’s name on all applications and other documentation necessary or desirable in order for Secured Party to use any such Intellectual Property included in the Collateral or covered by the Loan Agreement.

6.2 Notice of Disposition of Collateral. Debtor hereby agrees that notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made shall be deemed reasonable if sent to Debtor, addressed as set forth in Article X, at least ten (10) days prior to (a) the date of any such public sale or (b) the time after which any such private sale or other disposition may be made.

6.3 License. Secured Party is hereby granted a license or other right to use, following the occurrence and during the continuance of an Event of Default, without charge, Debtor’s Intellectual Property, customer lists and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral, and, following the occurrence and during the continuance of an Event of Default, Debtor’s rights under all licenses shall inure to Secured Party’s benefit. In addition, Debtor hereby irrevocably agrees that Secured Party may, following the occurrence and during the continuance of an Event of Default, sell any of Debtor’s Inventory directly to any Person, including without limitation Persons who have previously purchased Debtor’s Inventory from Debtor and in connection with any such sale or other enforcement of Secured Party’s rights under this Security Agreement, may sell Inventory which bears any trademark owned by or licensed to Debtor and any Inventory that is covered by any copyright owned by or licensed to Debtor and Secured Party may finish any work in process and affix any trademark owned by or licensed to Debtor and sell such Inventory as provided herein.

6.4 Deficiency. In the event that the proceeds of any sale, collection or realization of or upon Collateral by Secured Party are insufficient to pay all Secured Obligations and any other amounts to which Secured Party is legally entitled, Debtor shall be liable for the deficiency, together with interest thereon as provided in the Loan Agreement or (if no interest is so provided) at such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by Secured Party to collect such deficiency.

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6.5 Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. In so providing for non-judicial remedies, Debtor recognizes and concedes that such remedies are consistent with the usage of trade, are responsive to commercial necessity, and are the result of a bargain at arm’s length. Nothing herein is intended, however, to prevent Secured Party from resorting to judicial process at its option.

6.6 Limitation on Duty of Secured Party in Respect of Collateral. Beyond the exercise of reasonable care in the custody thereof, Secured Party shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or as to the preservation of rights against prior parties or any other rights pertaining thereto. Secured Party shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Secured Party in good faith.

ARTICLE VII
WAIVERS, AMENDMENTS AND REMEDIES

No delay or omission of Secured Party to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Event of Default, or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by Secured Party and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to Secured Party until the Secured Obligations have been paid in full.

ARTICLE VIII
PROCEEDS; COLLECTION OF RECEIVABLES

8.1 Lockboxes. Upon request of Secured Party following the occurrence and during the continuance of an Event of Default, Debtor shall execute and deliver to Secured Party irrevocable lockbox agreements in the form provided by or otherwise acceptable to Secured Party, which agreements shall be accompanied by an acknowledgment by the bank where the lockbox is located of the Lien of Secured Party granted hereunder and of irrevocable instructions to wire all amounts collected therein to a special collateral account at Secured Party.

8.2 Collection of Receivables. Upon the occurrence and continuation of an Event of Default, Secured Party may at any time in its sole discretion, by giving Debtor written notice, elect to require that the Receivables be paid directly to Secured Party. In such event, Debtor shall, and shall permit Secured Party to, promptly notify the Account Debtors or obligors under the Receivables of Secured Party’s interest therein and direct such Account Debtors or obligors to make payment of all amounts then or thereafter due under the Receivables directly to Secured Party. Upon receipt of any such notice from Secured Party, Debtor shall thereafter hold in trust for Secured Party, all amounts and proceeds received by it with respect to the Receivables and Other Collateral and immediately and at all times thereafter deliver to Secured Party all such amounts and proceeds in the same form as so received, whether by cash, check, draft or otherwise, with any necessary endorsements. Secured Party shall hold and apply funds so received as provided by the terms of Sections 8.4.

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8.3 Special Collateral Account. Secured Party may require all cash proceeds of the Collateral to be deposited in a special non-interest bearing cash collateral account with Secured Party and held there as security for the Secured Obligations. Debtor shall not have control whatsoever over said cash collateral account. If no Event of Default has occurred or is continuing, Secured Party shall from time to time deposit the collected balances in said cash collateral account into Debtor’s general operating account with Secured Party. If any Event of Default has occurred and is continuing, Secured Party may, from time to time, apply the collected balances in said cash collateral account to the payment of the Secured Obligations whether or not the Secured Obligations shall then be due.

8.4 Application of Proceeds. After the occurrence and during the continuation of an Event of Default, the proceeds of the Collateral shall be applied by Secured Party to payment of the Secured Obligations in such manner and order as Secured Party may elect in its sole discretion.

ARTICLE IX
GENERAL PROVISIONS

9.1 Compromises and Collection of Collateral. Debtor and Secured Party recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, Debtor agrees that Secured Party may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as Secured Party in its sole discretion shall determine or abandon any Receivable, and any such action by Secured Party shall be commercially reasonable so long as Secured Party acts in good faith based on information known to it at the time it takes any such action.

9.2 Secured Party Performance of Debtor’s Obligations. Without having any obligation to do so, Secured Party may perform or pay any obligation which Debtor has agreed to perform or pay in this Security Agreement and Debtor shall reimburse Secured Party for any amounts paid by Secured Party pursuant to this Section 9.2. Debtor’s obligation to reimburse Secured Party pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

9.3 Authorization for Secured Party to Take Certain Action. Debtor irrevocably authorizes Secured Party at any time and from time to time in the sole discretion of Secured Party and appoints Secured Party as its attorney in fact (a) to file financing statements necessary or desirable in the Secured Party’s sole discretion to perfect and to maintain the perfection and priority of Secured Party’s security interest in the Collateral, (b) to indorse and collect any cash proceeds of the Collateral, (c) to file a copy of this Security Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as Secured Party in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of Secured Party’s security interest in the Collateral, (d) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Collateral and which are Securities or with financial intermediaries holding other Investment Property as may be necessary or advisable to give Secured Party Control over such Securities or other Investment Property, (e) subject to the terms of Section 2.2, to enforce payment of the Receivables in the name of Secured Party or Debtor, (f) to apply the proceeds of any Collateral received by Secured Party to the Secured Obligations as provided in Article VIII and (g) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), and Debtor agrees to reimburse Secured Party on demand for any payment made or any expense incurred by Secured Party in connection therewith, provided that this authorization shall not relieve Debtor of any of its obligations under this Security Agreement or under the Loan Agreement.

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9.4 Specific Performance of Certain Covenants. Debtor acknowledges and agrees that a breach of any of the covenants contained in Sections 5.1.4, 5.1.6, 5.1.7, 5.4, 6.3, 9.5, 9.6 or in Article VIII will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of Secured Party to seek and obtain specific performance of other obligations of Debtor contained in this Security Agreement, that the covenants of Debtor contained in the Sections referred to in this Section 9.4 shall be specifically enforceable against Debtor.

9.5 Use and Possession of Certain Premises. If an Event of Default has occurred and is continuing, Secured Party shall be entitled to occupy and use any premises owned or leased by Debtor where any of the Collateral or any records relating to the Collateral are located until the Secured Obligations are paid or the Collateral is removed therefrom, whichever first occurs, without any obligation to pay Debtor for such use and occupancy.

9.6 Dispositions Not Authorized. Debtor is not authorized to sell or otherwise dispose of the Collateral except as set forth in Section 5.1.6 and notwithstanding any course of dealing between Debtor and Secured Party or other conduct of Secured Party, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 5.1.6) shall be binding upon Secured Party unless such authorization is in writing signed by Secured Party.

9.7 Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of Debtor, Secured Party and their respective successors and assigns, except that Debtor shall not have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of Secured Party.

9.8 Survival of Representations. All representations and warranties of Debtor contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

9.9 Taxes and Expenses. Any taxes (including income taxes) payable or ruled payable by any Federal or State authority in respect of this Security Agreement shall be paid by Debtor, together with interest and penalties, if any. To the extent permitted by applicable law, Debtor promptly will pay, upon demand, any out-of-pocket expenses incurred by Secured Party in connection herewith, including all costs, expenses, taxes, assessments, insurance premiums, repairs (including repairs to realty or other property to which any Collateral may have been attached), court costs, attorneys’ fees, rent, storage costs and expenses of sales incurred in connection with the administration of this Security Agreement, the enforcement of the rights of Secured Party hereunder, whether incurred before or after the occurrence of an Event of Default or incurred in connection with the perfection, preservation, or defense of the security interest created hereunder, or the custody, protection, collection, repossession, enforcement or sale of the Collateral. All such expenses shall become part of the Secured Obligations and shall bear interest at the Default Rate from the date paid or incurred by Secured Party until paid by Debtor.

9.10 Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

9.11 Termination. This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (a) the Loan Agreement has terminated pursuant to its express terms and (b) all of the Secured Obligations have been indefeasibly paid and performed in full and no commitments of Secured Party which would give rise to any Secured Obligations are outstanding.

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9.12 Entire Agreement. This Security Agreement embodies the entire agreement and understanding between Debtor and Secured Party relating to the Collateral and supersedes all prior agreements and understandings between Debtor and Secured Party relating to the Collateral.

9.13 Governing Law; Jurisdiction, Etc.

9.13.1 GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS.

9.13.2 SUBMISSION TO JURISDICTION. DEBTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS SITTING IN DALLAS COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF TEXAS (DALLAS DIVISION), AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OF TEXAS STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECURITY AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST DEBTOR OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

9.13.3 WAIVER OF VENUE. DEBTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 9.13.2. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

9.13.4 SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN THE LOAN AGREEMENT. NOTHING IN THIS SECURITY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

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9.14 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

9.15 INDEMNITY. DEBTOR HEREBY AGREES TO INDEMNIFY SECURED PARTY AND ITS RESPECTIVE SUCCESSORS, ASSIGNS, AGENTS, ATTORNEYS, AND EMPLOYEES, FROM AND AGAINST ANY AND ALL LIABILITIES, DAMAGES, PENALTIES, SUITS, COSTS, AND EXPENSES OF ANY KIND AND NATURE (INCLUDING, WITHOUT LIMITATION, ALL EXPENSES OF LITIGATION OR PREPARATION THEREFOR WHETHER OR NOT SECURED PARTY IS A PARTY THERETO) IMPOSED ON, INCURRED BY OR ASSERTED AGAINST SECURED PARTY OR THEIR RESPECTIVE SUCCESSORS, ASSIGNS, AGENTS, ATTORNEYS, AND EMPLOYEES, IN ANY WAY RELATING TO OR ARISING OUT OF THIS SECURITY AGREEMENT, OR THE MANUFACTURE, PURCHASE, ACCEPTANCE, REJECTION, OWNERSHIP, DELIVERY, LEASE, POSSESSION, USE, OPERATION, CONDITION, SALE, RETURN OR OTHER DISPOSITION OF ANY COLLATERAL (INCLUDING, WITHOUT LIMITATION, LATENT AND OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE BY THE Secured Party OR DEBTOR, AND ANY CLAIM FOR PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT).

9.16 Counterparts. This Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Security Agreement by telecopy, emailed pdf., tif. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Security Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Security Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

9.17 Reinstatement. To the extent that any payments on the Secured Obligations or proceeds of any Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Secured Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Lender and the Lenders’ Liens, security interests, rights, powers and remedies under this Agreement and each Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Borrower shall, and shall cause each other Related Party to, take such action as may be reasonably requested by the Lender to effect such reinstatement.

ARTICLE X
NOTICES

10.1 Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent (and deemed received) in the manner and to the addresses set forth in the Loan Agreement.

10.2 Change in Address for Notices. Debtor and Secured Party may change the address for service of notice upon it by a notice in writing to the other parties.

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IN WITNESS WHEREOF, Debtor and Secured Party have executed this Security Agreement as of the date first above written.

DEBTOR:

BALLENGEE GROUP, LLC,
a Texas limited liability company

By:

PLEDGE AND SECURITY AGREEMENT – Signature Page

SECURED PARTY:

TEXAS SECURITY BANK

By:

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EXHIBIT A

Deposit Accounts

AS MAINTAINED WITH LENDER

PLEDGE AND SECURITY AGREEMENT

EXHIBIT B

Intellectual Property

AS DISCLOSED TO LENDER

PLEDGE AND SECURITY AGREEMENT

EXHIBIT C

List of Instruments, Securities and Other Investment Property

to be maintained with lender

PLEDGE AND SECURITY AGREEMENT

EXHIBIT D

UCC Filing Jurisdictions

TEXAS SECRETARY OF STATE

PLEDGE AND SECURITY AGREEMENT

EXHIBIT E

Locations

Principal Place of Business and Mailing Address:

2278 Monitor St

Dallas, Texas 75207

Location(s) of Receivables Records (if different from Principal Place of Business above):

Same as above

Locations of Inventory and Equipment and Fixtures:

Properties Owned by Debtor (indicate which): AS DISCLOSED TO LENDER

Properties Leased by Debtor (indicate which) (include Landlord’s Name): AS DISCLOSED TO LENDER

Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements for Debtor (indicate which) (include name of Warehouse Operator or other Bailee or Consignee): NONE

PLEDGE AND SECURITY AGREEMENT

EXHIBIT F

Federal Employer Identification Number

as previously provided to lender

PLEDGE AND SECURITY AGREEMENT